                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 13, 2002




                       Williams Communications Group, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                   1-15343                  73-1462856
     (State or other             (Commission              (I.R.S. Employer
     jurisdiction of             File Number)            Identification No.)
     incorporation)



     One Technology Center, Tulsa, Oklahoma                             74103
    (Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number, including area code: 918-547-6000



                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

         On August 14, 2002, Williams Communications Group, Inc. (the "Registrant") announced that its Disclosure Statement had been approved by the United States Bankruptcy Court for the Southern District of New York under the supervision of the Hon. Burton R. Lifland, U.S. Bankruptcy Judge. The order approving the Disclosure Statement hearing was entered on August 13, 2002.

         The Registrant expects to distribute the Disclosure Statement and ballots by August 19, 2002, to solicit approval for its plan of reorganization.

Item 7. Financial Statements and Exhibits.

         The Registrant files the following exhibit as part of this report:

         Exhibit 99.1 Order Pursuant to Section 1125 of the Bankruptcy Code and Bankruptcy Rules 3017 and 2002 (A) Approving Proposed Second Amended Disclosure Statement and Certain Related Relief, (B) Approving Procedures for Solicitation and Tabulation of Votes to Accept or Reject Proposed Second Amended Joint Plan of Reorganization, and (C) Scheduling a Hearing on Confirmation of Such Plan, dated August 13, 2002.

         Exhibit 99.2 Second Amended Disclosure Statement With Respect to Second Amended Joint Chapter 11 Plan of Reorganization of Williams Communications Group, Inc., and CG Austria, Inc., dated August 12, 2002.

         Exhibit 99.3 Copy of the Registrant's press release, dated August 14, 2002, publicly announcing the items reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WILLIAMS COMMUNICATIONS GROUP, INC.



                                        /s/ KATHRYN J. KINDELL
Date: August 23, 2002                   ----------------------------------------
                                        Name:  Kathryn J. Kindell
                                        Title: Assistant Corporate Secretary


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
  99.1            Order Pursuant to Section 1125 of the Bankruptcy Code and
                  Bankruptcy Rules 3017 and 2002 (A) Approving Proposed Second
                  Amended Disclosure Statement and Certain Related Relief, (B)
                  Approving Procedures for Solicitation and Tabulation of Votes
                  to Accept or Reject Proposed Second Amended Joint Plan of
                  Reorganization, and (C) Scheduling a Hearing on Confirmation
                  of Such Plan, dated August 13, 2002.

  99.2            Second Amended Disclosure Statement With Respect to Second
                  Amended Joint Chapter 11 Plan of Reorganization of Williams
                  Communications Group, Inc., and CG Austria, Inc., dated August
                  12, 2002.

  99.3 Copy of the Registrant's press release, dated August 14, 2002, publicly announcing the items reported herein.